UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 11, 2004




                        Pioneer Natural Resources Company
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             (Exact name of Registrant as specified in its charter)



          Delaware                    1-13245               75-2702753
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(State or other jurisdiction        (Commission         (I.R.S. Employer
      of incorporation)             File Number)       Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas              75039
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   (Address of principal executive offices)                 (Zip Code)


                                 (972) 444-9001
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              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting  material pursuant  to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                    Page

Item 8.01.  Other Events.......................................      3

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits.....................................      3

Signature......................................................      4

Exhibit Index..................................................      5

                        PIONEER NATURAL RESOURCES COMPANY


Item 8.01.   Other Events

     On November 11, 2004, Pioneer Natural Resources Company (the "Company") issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company announced that it has received tenders of $5.5 million in the principal amount of its 5.875% Senior Subordinated Notes due 2012, originally issued by Evergreen Resources, Inc., pursuant to the previously announced change of control offer on October 12, 2004. All amounts tendered will be accepted for purchase by the Company.

Item 9.01. Financial Statements and Exhibits

       (c) Exhibits

           99.1 News Release dated November 11, 2004.

                       PIONEER NATURAL RESOURCES COMPANY

                               S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PIONEER NATURAL RESOURCES COMPANY




Date: November 11, 2004          By: /s/ Richard P. Dealy
                                     -------------------------------------------
                                     Richard P. Dealy
                                     Vice President and Chief Accounting Officer

                       PIONEER NATURAL RESOURCES COMPANY

                                 EXHIBIT INDEX

Exhibit No.         Description
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  99.1(a)           News Release dated November 11, 2004.

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(a) filed herewith